UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024

Cardiff Oncology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35558	27-2004382
(State or other jurisdiction	(Commission File Number)	IRS Employer
of incorporation or organization)		Identification No.)

11055 Flintkote Avenue
San Diego, CA 92121
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 952-7570

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	CRDF	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 30, 2024, the Board of Directors of Cardiff Oncology, Inc. (the “Company”) amended the Company’s By-laws to conform to the Company’s long-standing public disclosures about the applicable voting standards for stockholder actions, including specifically that directors shall be elected by a plurality of the votes of the shares of stock present in person or represented by proxy at the meeting and entitled to vote thereon, and all other matters shall require approval by the affirmative vote of a majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote on the subject matter. A copy of the amendment is filed as Exhibit 3.1 to this Form 8-K.

Item 8.01    Other Events

On May 30, 2024, the Board of Directors of the Company approved the rescinding of an aggregate of 1,697,712 shares of common stock issuable upon exercise of stock options granted on March 7, 2024 at an exercise price of $3.51 per share to employees and officers of the Company. On May 30, 2024, the Board of Directors of the Company approved the grant of an aggregate of 1,697,712 shares of common stock issuable upon exercise of stock options at an exercise price of $3.51 per share to employees and officers of the Company, subject to stockholder approval of an increase in the shares of common stock available for issuance pursuant to the Company’s 2021 Equity Incentive Plan at the Company’s annual meeting scheduled for June 20, 2024.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

3.1	Amendment to By-laws of Cardiff Oncology, Inc. dated May 30, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:         June 3, 2024

CARDIFF ONCOLOGY, INC.

By:	/s/ Mark Erlander
Mark Erlander
Chief Executive Officer

2